                                                                  EXHIBIT 99.4
                                                                  EXECUTION COPY

                                    SCHEDULE
                                     to the
                           ISDA 2002 Master Agreement
                           (Class A-3FL Certificates)

                           dated as of March 30 2006,

                                     between

                      MERRILL LYNCH CAPITAL SERVICES, INC.,
                             a Delaware corporation
                                   ("Party A")

                                       and

                    ML-CFC COMMERCIAL MORTGAGE TRUST 2006-1,
                    a common law trust organized and existing
                     under the laws of the State of New York
                                   ("Party B")

          The only Transaction governed hereunder is the Transaction evidenced by the Confirmation identified by Transaction Reference Number
          06DL06254 (relating to the Class A-3FL Certificates), dated March 30,
          2006 between Party A and Party B.

                                     Part 1

                             Termination Provisions

In this Agreement:

          (a) "SPECIFIED ENTITY" means, in relation to Party A and Party B, for the purposes of Section 5(a)(v), 5(a)(vi), 5(a)(vii) and 5(b)(iv), not
applicable.

          (b) "SPECIFIED TRANSACTION" will have the meaning specified in Section
14 of this Agreement.

          (c) The "BREACH OF AGREEMENT; REPUDIATION OF AGREEMENT" provisions of
Section 5(a)(ii) will apply to Party A and will not apply to Party B.

          (d) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B.

          (e) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

          (f) The "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of Section
5(a)(v) will not apply to Party A and will not apply to Party B.

          (g) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

          (h) The "BANKRUPTCY" provisions of Section 5(a)(vii) will apply to
Party A and will apply to Party B; provided that, with respect to Party B only,
Section 5(a)(vii)(2) will not apply.

          (i) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(v) of this Agreement will not apply to Party A and will not apply to Party B.

          (j) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A and will not apply to Party B.

          (k) "TERMINATION CURRENCY" means United States Dollars.

          (l) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e), both Party A and Party B agree that any amounts payable by the Trust to Party A under Section 6(e), if any, in connection with any Event of Default or
Termination Event will be payable only if a replacement swap counterparty is procured (which Party B shall be obligated to attempt to procure in good faith and in a reasonably commercial manner, except in the event of an Additional
Termination Event under Part 1(m)(2) herein), and provided that (for the avoidance of doubt) if Party B is the Defaulting Party or sole Affected Party,
Party A shall have the right to procure a replacement swap counterparty on Party
B's behalf) and only to the extent that Party B receives any payment from such replacement swap counterparty as consideration for entering into the replacement swap agreement (less any costs or expenses incurred by Party B in connection thereto).

          (m) "ADDITIONAL TERMINATION EVENTS."

     (1) Each of the following shall constitute an Additional Termination Event with respect to Party B, in which each such case the sole Affected Party shall be Party B, Party A shall be the party entitled to designate an Early
Termination Date and each Transaction shall be an Affected Transaction:

          (i) Amendments. The entry into any amendment, modification or supplement of the Pooling and Servicing Agreement that would adversely affect the rights of Party A hereunder in a material manner without Party
     A's prior written consent. Any payments owed to Party A under Section 6(e)
     of this Agreement as a result of such Additional Termination Event shall be made without giving effect to the amendment, modification or supplement that triggered such Additional Termination Event. Party B will furnish to
     Party A a copy of each proposed and each executed agreement evidencing any such amendment, modification or supplement, as applicable.

     (2) Each of the following shall constitute an Additional Termination Event with respect to Party A, in which each such case the sole Affected Party shall be Party A, Party B shall be the party entitled to designate an Early
Termination Date and each Transaction shall be an Affected Transaction:

          (i) The failure by Party A to either (A) post Eligible Collateral, (B)
     transfer its rights and obligations to an eligible transferee or (C) obtain a guarantor of Party A's obligations in accordance with subsection (ii)
     below (with respect to which, as provided therein, Party A shall be the sole Affected Party).

          (ii) RATINGS DOWNGRADE. Failure by Party A to take any action required under the ratings downgrade provisions set forth below, unless Rating
     Agency Confirmation (as defined in the Pooling and Servicing Agreement) has been obtained notwithstanding such failure.

If either:

     (A) At any time the senior unsecured debt rating of Party A or Party A's
Credit Support Provider, whichever is higher, assigned by S&P falls (x) below
"A-1" for its short term rating, or (y) if no short term rating by S&P is available, below "A+" for its long term rating (the "S&P REQUIRED RATINGS"); or

     (B) At any time the senior unsecured debt rating of Party A or Party A's
Credit Support Provider, whichever is higher, assigned by Fitch falls (x) below
"F-1" for its short-term rating or (y) if no short-term rating by Fitch is available, below "A+" for its long-term rating (the "FITCH REQUIRED RATINGS");
or

     (C) At any time the senior unsecured debt rating of Party A or Party A's
Credit Support Provider, whichever is higher, assigned by DBRS falls (x) below
"R-1(low)" for its short-term rating or (y) if no short-term rating by DBRS is available, below "A (high)" for its long-term rating (the "DBRS REQUIRED
RATINGS");

then, Party A shall, or shall cause its Credit Support Provider to, within 30 days of the date of such downgrade:

          (I) transfer all of its rights and obligations under this Agreement to

               (A) a United States entity which has all of the Required Ratings,
               or

               (B) a non US entity which (x) has all of the Required Ratings and
               (y) agrees unconditionally to gross up and, in connection
               therewith, also agrees that (1) Section 2(d)(i)(4) of the
               Agreement shall be amended to require such non US entity
               unconditionally to gross up in the event that a withholding tax is imposed on payments being made by such non US entity, (2) the definition of "indemnifiable tax" shall be amended to cover any and all withholding tax, (3) the provision in Section 2(d)(i)(4)
               of the Agreement allowing such non US entity to be excused from having to "gross up" due to Party B's breach of a tax
               representation or failure to

               notify, non US entity of a breach of a tax representation shall be deleted, and (4) Section 2(d)(ii) of the Agreement shall be amended to delete any obligation by Party B to make payments to such non US entity for any payments made by such non US entity without deduction for taxes (for which there is no obligation on the part of the non US entity to gross up), provided that there shall not be any such amendment for any payment obligations of such non US entity to Party B for such taxes. Notwithstanding anything in the foregoing to the contrary, such non US entity shall have a right, in lieu of performing any obligation in clause (y) above, to terminate the Transaction, with such non US entity as the sole Affected Party, provided that such non US entity will be responsible for the cost of finding a replacement swap counterparty and that such non US entity shall continue to perform any obligation under clause (y) above until its rights and obligations herein are effectively transferred to such replacement swap counterparty;

          (II) cause an entity that has all of the Required Ratings to guarantee the obligations of Party A or its Credit Support Provider under this
     Agreement, subject to Rating Agency Confirmation;

          (III) post collateral to Party B pursuant to the Credit Support Annex between the parties which is subject to Rating Agency Confirmation and is dated as of the date hereof (the "CREDIT SUPPORT ANNEX"); provided, however, that Party A shall not have the option to post collateral as described in this clause (III) if neither it nor its Credit Support
     Provider meets all of the Swap Counterparty Rating Thresholds, in which case Party A will be required to effect an immediate replacement swap counterparty in accordance with clause (I) above or effect an immediate guarantor in accordance with clause (II) above (for the avoidance of doubt, until such guarantor or substitute counterparty has been obtained and installed, Party A shall continue to post collateral under the terms of the
     Credit Support Annex); or

          (IV) establish any other arrangement for which Rating Agency
     Confirmation has been obtained.

     "REQUIRED RATINGS" shall mean the S&P Required Ratings, the Fitch Required
Ratings and the DBRS Required Ratings.

     "SWAP COUNTERPARTY RATINGS THRESHOLD" shall mean (x) in the case of S&P, a long-term rating of "BBB-" and a short-term rating of "A-3", (y) in the case of
Fitch, a long-term rating of "BBB+" and a short-term rating of "F-2" and (z) in the case of DBRS, a long-term rating of "BBB (low)" and a short-term rating of
"R-2 (middle)".

     For the avoidance of doubt, so long as an Event of Default or Termination
Event has not occurred with respect to Party B, Party A shall continue to perform its obligations under this Agreement until Party A has transferred all its rights and obligations hereunder as provided for in this Part
1(m)(2)(ii)(I).

     For the avoidance of all doubts, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Ratings Downgrade, this Agreement and each Transaction hereunder shall continue to qualify as a Swap Agreement for purposes of the distribution priorities in Section 4.01 of the Pooling and
Servicing Agreement.

     (3) For the avoidance of doubt, Party A shall be responsible for:

          (i) locating a party with all of the Required Ratings to transfer
     (within 30 days (or such shorter time period as set out above, as applicable) and at its own cost) all its interest in and obligations under this Agreement or to guarantee or provide an indemnity in respect of, its obligations under this Agreement; and

          (ii) any cost incurred by it in complying with its obligations under
     Part 1(m)(2) hereunder.

                                     Part 2

                               Tax Representations

          (a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this
Agreement, Party A will make the following representation and Party B will make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment
(other than interest under Section 9(h) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section
4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or documents under
Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

          (b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the
Agreement, Party A and Party B make the representations specified below, if any:

     The following representation will apply to Party A:

     It is a corporation organized under the laws of the State of Delaware.

     The following representation will apply to Party B:

     It is a common law trust created under the laws of the State of New York.

          (c) ADDITIONAL PARTY B REPRESENTATION. Party B makes the same representations to and agreements with Merrill Lynch & Co., Inc. (as Credit
Support Provider with respect to Party A pursuant to the Guarantee dated March
30, 2006) as those made to and with Party A pursuant to Section 3(f), Sections
4(a)(i) and (iii) and Section 4(d) of the Agreement, at the times set forth therein, except that references therein to "the party" will be deemed to be references to "Merrill Lynch & Co., Inc."

                                     Part 3

                         Agreement to Deliver Documents

          For the purpose of Section 4(a) of this Agreement:

     I.   Tax forms, documents or certificates to be delivered are:

   Party required to              Form/Document/                 Date by which to
    deliver document               Certificate                     be delivered
-----------------------   -----------------------------   ------------------------------

(i) Party A and Party B   As required under Section       Promptly upon execution of
                          4(a)(i) of the Agreement, IRS   this Agreement (in the case of
                          Form W-9.                       Party B, promptly upon the
                                                          making of the REMIC
                                                          election); and promptly upon
                                                          learning that any form
                                                          previously provided by the
                                                          party has become obsolete or
                                                          incorrect.

     II.  Other documents to be delivered are:

   Party required to              Form/Document/                 Date by which to            Covered by
    deliver document               Certificate                     be delivered             Section 3(d)
-----------------------   -----------------------------   ------------------------------   -------------

(a) Party B               Statements to                   As soon as available.            Yes
                          Certificateholders of Party B

(b) Party B               Certified copies of all         Upon execution and delivery of   Yes
                          corporate authorizations and    this Agreement
                          any other documents with
                          respect to the execution,
                          delivery and performance of
                          this Agreement and the
                          Pooling and Servicing
                          Agreement

(c) Party A and Party B   Legal opinion from counsel      Upon execution and delivery of   No
                          with respect to                 this Agreement
                          enforceability and related
                          matters

   Party required to              Form/Document/                 Date by which to            Covered by
    deliver document               Certificate                    be delivered              Section 3(d)
-----------------------   -----------------------------   ------------------------------   -------------

(d) Party A and Party B   Certificate of authority and    Upon execution and delivery of   Yes
                          specimen signatures of          this Agreement and thereafter
                          individuals executing this      upon request of the other
                          Agreement, and any              party
                          Confirmations

(e) Party B               Executed copy of the Pooling    Upon execution and delivery      No
                          and Servicing Agreement         thereof

                                     Part 4

                                  Miscellaneous

          (a) ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this
Agreement:

ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY A:

Address:        Merrill Lynch World Headquarters
                4 World Financial Center, 18th Floor
                New York, New York 10080
Attention:      Swap Group
Facsimile No.:  646 805-0218
Telephone No.:  212 449-7403

(For all purposes)

In addition, in the case of notices or communications relating to Section 5, 6,
11 or 13 of this Agreement, a second copy of any such notice or communication shall be addressed to the attention of Party A's legal department as follows:

Address:        GMI Counsel
                Merrill Lynch World Headquarters
                4 World Financial Center, 12th Floor
                New York, New York 10080
Attention:      Swaps Legal
Facsimile No.:  212 449-6993

ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY B:

Address:        ML-CFC Commercial Mortgage Trust 2006-1
                c/o LaSalle Bank National Association, as Trustee
                135 S. LaSalle Street, Suite 1625
                Chicago, Illinois 60603

Attention:      Global Securities and Trust Services Group--
                ML-CFC Commercial Mortgage Trust 2006-1,
                Commercial Mortgage Pass-Through Certificates, Series
                2006-1

Facsimile No.:  (312) 904-1085

With a copy to:

Address:        Merrill Lynch Mortgage Investors, Inc.
                4 World Financial Center, 16th Floor
                250 Vesey Street
                New York, New York 10080

          (b) PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

          Party A appoints as its Process Agent: not applicable
          Party B appoints as its Process Agent:

          ML-CFC Commercial Mortgage Trust 2006-1
          c/o LaSalle Bank National Association, as Trustee
          135 S. LaSalle Street, Suite 1625
          Chicago, Illinois 60603
          Attention: Global Securities and Trust Services Group--
                     ML-CFC Commercial Mortgage Trust 2006-1,
                     Commercial Mortgage Pass-Through Certificates, Series
                     2006-1

          (c) OFFICES. The provisions of Section 10(a) will apply to this
Agreement.

          (d) MULTIBRANCH PARTY. For the purpose of Section 10(b) of this
Agreement:

          Party A is not a Multibranch Party.
          Party B is not a Multibranch Party.

          (e) CALCULATION AGENT. The Calculation Agent will be Party B.

          (f) CREDIT SUPPORT DOCUMENT.

          With respect to Party B: the Pooling and Servicing Agreement; provided that only amounts with respect to (x) interest distributions paid in respect of the Class A-3FL REMIC II Regular Interest on such Distribution Date and (y)
Yield Maintenance Charges and Prepayment Premiums on deposit in the Floating
Rate Account (as such terms are defined in the Pooling and Servicing Agreement)
held by the Trustee under the Pooling and Servicing Agreement (such amounts,  the "Trust Estate") shall  constitute  security for the obligations of
Party B to Party A under this Agreement, and the Pooling and Servicing Agreement shall be  considered a Credit  Support  Document with respect to Party B only to the extent affecting or relating to such security.

          With respect to Party A: (1) the Guarantee of Merrill Lynch & Co.,
Inc. dated March 30, 2006 and (2) the Credit Support Annex; provided that Party
A shall not be required to post any Eligible Collateral prior to the time required pursuant to Part 1(m)(ii) hereof.

          (g) CREDIT SUPPORT PROVIDER.

          With respect to Party A: Merrill Lynch & Co., Inc. ("ML & Co."), pursuant to the Guarantee dated March 30, 2006 (the "Guarantee");

          With respect to Party B: Not Applicable.

          (h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

          (i) JURISDICTION. Section 13(b)(i) of the Agreement is hereby amended by deleting in line 2 of paragraph 2 the word "non-" and by deleting paragraph
(iii) thereof. The following shall be added at the end of Section 13(b):
"Nothing in this provision shall prohibit a party from bringing an action to enforce a money judgment in any other jurisdiction."

          (j) "AFFILIATE" will have the meaning specified in Section 14 of this
Agreement.

          (k) ABSENCE OF LITIGATION. For the purpose of Section 3(c): "Specified
Entity" means in relation to Party A and Party B, none.

          (l) NO AGENCY. The provisions of Section 3(g) will apply to this
Agreement.

          (m) ADDITIONAL REPRESENTATION will apply. For the purpose of Section 3 of this Agreement, the following will constitute an Additional Representation:

               (h) RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                    (1) NO RELIANCE. It is acting for its own account, and it
               has made its own independent decisions to enter into that
               Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as
               investment advice or as a recommendation to enter into that
               Transaction; it being understood that information and
               explanations related

               to the terms and conditions of a Transaction shall not be
               considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that
               Transaction.

                    (2) EVALUATION AND UNDERSTANDING. It is capable of
               evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

                    (3) STATUS OF PARTIES. The other party is not acting as a
               fiduciary for or an advisor to it in respect of that Transaction.

               (i) ELIGIBLE CONTRACT PARTICIPANT. (a) It is an "eligible
               contract participant" within the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended (the "CEA"), (b) this
               Agreement and each Transaction is subject to individual
               negotiation by each party, and (c) neither this Agreement nor any
               Transaction will be executed or traded on a "trading facility"
               within the meaning of Section 1a(33) of the CEA.

               (j) FINANCIAL INSTITUTION. With respect to Party A only, it is a
               "financial institution" as defined in the Federal Deposit
               Insurance Corporation Improvement Act of 1991 or Regulation EE
               promulgated by the Federal Reserve Board thereunder."

               (k) ERISA. The assets that are used in connection with the execution, delivery and performance of this Agreement and the
               Transactions entered into pursuant hereto are not the assets of an employee benefit or other plan subject to Title I of the
               Employee Retirement Income Security Act of 1974, as amended
               ("ERISA"), a plan described in Section 4975 of the Internal
               Revenue Code of 1986, as amended (the "CODE"), an entity whose underlying assets include "plan assets" by reason of Department of Labor regulation section 2510.3-101, or a governmental plan that is subject to any federal, state, or local law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

          (n) "NETTING OF PAYMENTS" Subparagraph Multiple Transaction Payment
Netting will not apply for purposes of Section 2(c) of this Agreement.

                                     Part 5

                                Other Provisions

          (a) WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE
TO A TRIAL BY JURY IN

RESPECT OF ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT.

          (b) SEVERABILITY. Except as otherwise provided in Sections 5(b)(i) or
5(b)(ii) in the event that any one or more of the provisions contained in this
Agreement should be held invalid, illegal, or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor, in good faith negotiations, to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          (c) ESCROW PAYMENTS. If by reason of the time difference between the cities in which payments are to be made, it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow. In this case the deposit of the payment due earlier on that date shall be made by
2:00 p.m. (local time at the place for the earlier payment) on that date with an escrow agent selected by the party giving the notice, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by the irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements and shall cause those arrangements to provide that the intended recipient of the payment due to be deposited first shall be entitled to interest on that deposited payment for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11:00 am. local time on that day) if that payment is not released by 5:00 p.m. on the date it is deposited for any reason other than the intended recipients' failure to make the escrow deposit it is required to make hereunder in a timely fashion.

          (d) NOTICE OF EVENTS OF DEFAULT. Each party agrees, upon learning of the occurrence of any event or commencement of any condition that constitutes
(or that with the giving of notice or passage of time or both would constitute)
an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of
Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination
Event).

          (e) RECORDING OF CONVERSATIONS. Each party hereto consents to the recording of its telephone conversations relating to this Agreement or any potential Transaction. To the extent that one party records telephone conversations (the "RECORDING PARTY") and the other party does not (the
"NON-RECORDING PARTY"), the Recording Party shall, in the event of any dispute, make a complete and unedited copy of such party's tape of the entire day's conversations with the Non-Recording Party's personnel available to the
Non-Recording Party. The Recording Party's tapes may be used by either party in any forum in which a dispute is

sought to be resolved and the Recording Party will retain tapes for a consistent period of time in accordance with the Recording Party's policy unless one party notifies the other that a particular transaction is under review and warrants further retention.

          (f) LIMITATION OF LIABILITY. Without limiting the effect of any of the express provisions of this Agreement, neither party shall be required to pay or be liable to the other party for any consequential, indirect or punitive damages, opportunity costs or lost profits.

          (g) 2002 MASTER AGREEMENT PROTOCOL. The parties agree that the definitions and provisions contained in Annexes 1 to 16 and Section 6 of the
2002 Master Agreement Protocol published by the International Swaps and
Derivatives Association, Inc. on 15th July, 2003 are incorporated into and apply to this Agreement.

          (h) SET-OFF. Notwithstanding Section 6(f) but without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, as a result of an Event of Default or Additional Termination Event or
otherwise, all payments under this Agreement will be made without setoff, offset or counterclaim.

          (i) TRANSFER. Notwithstanding the provisions of Section 7, Party A may assign its rights and delegate its obligations under any Transaction, in whole or in part, to any affiliate (an "Assignee") of ML & Co., effective (the
"Transfer Effective Date") upon delivery to Party B of both (a) an executed acceptance and assumption by the Assignee of the transferred obligations of
Party A under the Transaction(s) (the "Transferred Obligations"); and (b) an
executed guarantee of ML & Co., of the Transferred Obligations, under terms identical to the Guarantee. On the Transfer Effective Date, (a) Party A shall be released from all obligations and liabilities arising under the Transferred
Obligations; and (b) the Transferred Obligations shall cease to be
Transaction(s) under this Agreement and shall be deemed to be Transaction(s)
under a master agreement between Assignee and Party B under terms identical to this Agreement.

          (j) REGULATION AB COMPLIANCE. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of March 30, 2006 (the "REGULATION AB
AGREEMENT"), among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage
Investors, Inc. and Party A shall be incorporated by reference into this
Agreement so that Party B shall be an express third party beneficiary of the
Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit A.

                                     Part 6

               Provisions Relating to the Pooling and Servicing Agreement

          (a)  Additional Definitions.

          (i) "CLASS A-3FL CERTIFICATES" means the Commercial Mortgage
     Pass-Through Certificates, Series 2006-1, Class A-3FL, issued by Party B.

          (ii) "POOLING AND SERVICING AGREEMENT" means the Pooling and Servicing
     Agreement dated and effective as of March 1, 2006, among Merrill Lynch
     Mortgage Investors, Inc., as Depositor, Wachovia Bank, National
     Association, as Master Servicer,

     Midland Loan Services, as Special Servicer, and LaSalle Bank National
     Association, as Trustee, as the same may be amended, supplemented or otherwise modified from time to time (except as otherwise provided in Part
     1(m)).

          (b) LIMITED RECOURSE. The obligations of Party B under this Agreement are limited recourse obligations of Party B, payable solely from (x) payments out of interest distributions paid in respect of the Class A-3FL REMIC II
Regular Interest on such Distribution Date and (y) Yield Maintenance Charges and
Prepayment Premiums, subject to and in accordance with the terms of the Pooling and Servicing Agreement. No recourse shall be had for the payment of any amount owing in respect of this Agreement against the trustee or paying agent, or any officer, member, director, employee, security holder or incorporator thereof
(each, an "Affiliated Person") of Party B or its successors or assigns for any amounts payable under this Agreement. Upon application of the Trust Estate in accordance with the Pooling and Servicing Agreement, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, and all claims by Party A against Party B hereunder and/or under the Pooling and Servicing Agreement shall be extinguished.

          (c) NON PETITION. Party A hereby agrees that it will not, prior to the date which is one year and one day after all the Class A-3FL Certificates issued by Party B have been paid in full, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of
Party B. Nothing herein shall prevent Party A from participating in any such proceeding once commenced.

          (d) RATING AGENCY CONFIRMATION OF AMENDMENTS, ASSIGNMENTS AND
TRANSFERS. All amendments, transfers and assignments hereunder after the date hereof shall require Party B to obtain prior written confirmations from the
Rating Agencies that such amendment, transfer or assignment, as the case may be, will not result in the downgrade, withdrawal or other modification of their then current ratings on the Certificates.

          (e) ADDITIONAL COVENANT OF PARTY B. Party B covenants that it will not, without the prior written consent of Party A, enter into any amendment, modification or supplement to the Pooling and Servicing Agreement that would adversely affect the rights of Party A hereunder in a material manner.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

MERRILL LYNCH                           ML-CFC COMMERCIAL MORTGAGE
CAPITAL SERVICES, INC.                  TRUST 2006-1

By: /s/ Richard Zaleski                 By: LaSalle Bank National Association,
    ---------------------------------   not in its individual capacity, but
Name: Richard Zaleski                   solely as Trustee
Title: Authorized Signatory

                                        By: /s/ Andy Streepey
                                            ------------------------------------
                                        Name: Andy Streepey
                                        Title: Assistant Vice President